EXHIBIT 10.1
FOURTH AMENDMENT TO
FIRST AMENDED AND RESTATED AGREEMENT
OF LIMITED PARTNERSHIP OF
IAS OPERATING PARTNERSHIP LP

The undersigned, as the General Partner of IAS Operating Partnership LP (the “Partnership”), hereby amends the Partnership’s First Amended and Restated Agreement of Limited Partnership, as heretofore amended (the “Partnership Agreement”), pursuant to Sections 4.3.A, 4.3.B and 7.3.0 of the Partnership Agreement, to amend the current Exhibit A to read as provided in the attached Exhibit A. In all other respects, the Partnership Agreement shall continue in full force and effect as amended hereby. Any capitalized terms used in this Amendment and not defined herein have the meanings given to them in the Partnership Agreement.
Dated: November 30, 2018            IAS OPERATING PARTNERSHIP LP
By:    INVESCO MORTGAGE CAPITAL INC.,
general partner

By:/s/ Robert H. Rigsby
Name: Robert H. Rigsby
Title: Vice President and Secretary

EXHIBIT 10.1

Exhibit A
PARTNERS AND PARTNERSHIP INTERESTS

	Op Units		Series A Preferred		Series B Preferred		Series C Preferred
Name and Address of Partner	Capital Contributions(1)	Units	Capital Contributions	Preferred Units	Capital Contributions	Preferred Units	Capital Contributions	Preferred Units
GENERAL PARTNERS:
Invesco Mortgage Capital Inc.	$24,521,488	1,115,850 1.0%	$1,400,000	56,000 1.0%	$1,550,000	62,000 1.0%	$2,875,000	115,000 1.0%

LIMITED PARTNERS
Invesco Mortgage Capital Inc.	$2,425,175,205	110,357,561 98.9%	$138,600,000	5,544,000 99.0%	$153,450,000	6,138,000 99.0%	$284,625,000	11,385,000 99.0%

IVR Limited Partner LLC	$2,452,149	111,585 0.1%	0	0%	0	0%	0	0%

(1)	Subject to adjustment as provided in Section 4.1 of the Partnership Agreement.